                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF

                         12 1/2% SENIOR DISCOUNT NOTES
                             DUE NOVEMBER 15, 2007

                                       OF

                             DETAILS CAPITAL CORP.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by book-entry transfer cannot be completed on a timely basis (ii) certificates for the Company's (as defined below) 12 1/2% Senior Discount Notes due November 15, 2007 (the "Original Notes") are not immediately available or (iii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to State Street Bank and Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

         By Registered or Certified Mail or Hand or Overnight Delivery:

                      State Street Bank and Trust Company
                       Two International Place, 4th Floor
                          Boston, Massachusetts 02110
                           Attention:  Earl Dennison

                     Confirm by Telephone:  (617) 664-5670
                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                                 (617) 664-5371

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

  The undersigned hereby tenders to Details Capital Corp., a California corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated                    , 1998 (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

Aggregate Principal Amount Tendered:

------------------------------------   --------------------------------------
                                       (NAME(S) OR REGISTERED HOLDER(S) --
                                       PLEASE PRINT)
------------------------------------

CERTIFICATE NOS.  (IF AVAILABLE)

------------------------------------   --------------------------------------
                                       (ADDRESS OF REGISTERED HOLDER (S))

Check box if Original Notes will be
delivered by book-entry transfer and   --------------------------------------
provide account number.                (ZIP CODE)

[_]  The Depository Trust Company      --------------------------------------
                                       (AREA CODE AND TELEPHONE NO.)

DTC Account Number:
                    ----------------
                                       --------------------------------------
Date:                                  (NAME(S) OF AUTHORIZED SIGNATORY)
     -------------------------------
                                       --------------------------------------
                                       (CAPACITY)

                                       --------------------------------------
                                       (ADDRESS(ES) OF AUTHORIZED
                                       SIGNATORY)

                                       --------------------------------------
                                       (AREA CODE AND TELEPHONE NO.)


                                       --------------------------------------

                                       --------------------------------------
                                       (SIGNATURE(S) OF RECORD HOLDER OR
                                       AUTHORIZED SIGNATORY)

                                       DATED:
                                              ------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

DATED:
      --------------------------------------------------------------------------

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                                      -3-